EXHIBIT 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of CB Financial Corporation (the "Company") certifies that the Quarterly Report on Form 10-QSB of the Company for the fiscal period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 14, 2006               By: /s/ Norman B. Osborn
                                           -------------------------------------
                                               Norman B. Osborn
                                               Chief Executive Officer

Dated:   August 14, 2006               By: /s/ Dora Kicklighter
                                           -------------------------------------
                                               Dora Kicklighter
                                               Principal Accounting Officer

*This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.